[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2001

[Graphic Omitted]

                           MFS(R) INSTITUTIONAL
                           INTERNATIONAL EQUITY FUND

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President Massachusetts Financial           Hemenway & Barnes (attorneys), Partner
Services Company, Chairman and Chief Executive
Officer                                                  WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

-------------------------------------------------------------------------------------------------
NOT FDIC INSURED                           MAY LOSE VALUE                       NO BANK GUARANTEE
        NOT A DEPOSIT                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David R. Mannheim+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Marcus L. Smith+                                         (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch- tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).


+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY
-------------------------------------------------------------------------------

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2001, the fund provided a total return of -4.07%. This return, which assumes the reinvestment of any distributions, compares to a return over the same period of -7.95% for the fund's benchmark, the Morgan Stanley Capital International (MSCI) (Europe, Australasia, Far East) EAFE Index. The MSCI EAFE index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -8.72%.

For the first half of the period, stock markets around the world were sharply negative, continuing the downturn that started in the spring of 2000. Although the market slide began in the technology and telecommunications sectors, in 2001 we saw market weakness spread to most sectors and most regions of the globe. Whereas in 2000 there seemed to be some "defensive" sectors of the market that did well, for most of 2001 we saw virtually no pockets of strength anywhere. Companies in our portfolio that we viewed as good long-term investments had their stock prices dragged down by slowing economies in the United States and most other regions. The National Bureau of Economic Standards in the United States declared that, in fact, the nation had been in a recession since March of 2001.

In retrospect, it appears that the events of September 11 brought things to a head, leading to a dramatic selling frenzy as global markets anticipated a deepening recession. But, in fact, the market bounced back, and the fund participated in a strong rally in the fourth quarter of the year. We attribute the rally in large part to the monetary stimulus provided by the Federal Reserve Board (the Fed) and central banks around the world, which lowered rates to stimulate their economies, and to the fiscal stimulus provided in the United States by increased spending on security and defense. Stock markets have historically tended to turn upward some months in advance of an economic recovery, and we're hopeful that is what we witnessed toward the end of the period.

We think the market aftermath of September 11 also demonstrated the value of international investing and of one of our basic strategies: diversification among sectors. Prior to September 11, for example, we had established a position in insurance stocks, and we felt the long-term outlook for these companies actually improved after the attacks.

In order to understand why the outlook for insurance companies could improve after the industry suffered one of its greatest losses ever, it may help to first explain the state of the industry prior to September 11. In late 1999, our industry analyst came to believe the property and casualty insurance business (most types of coverage other than life insurance) was about to emerge from a long slump. For over a decade, insurance stocks had done poorly as policy rates declined, holding back the profits of insurance firms. Our research indicated that situation was about to reverse. We began investing in the industry in 2000 and have seen stocks of some companies rise in price as firms were able to raise rates.

In the immediate aftermath of September 11, investors shed most insurance stocks as they anticipated crippling losses. Knowing the industry very well from our in-depth research, however, we felt the long-term effect of September 11 would be to accelerate a positive trend we had begun to see. We believe strong companies with the reserves to sustain losses from the terrorist attacks may find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand, which had been relatively constant, will rise as businesses and individuals increase their coverage in the wake of the tragedies. We think the leaders in the industry may experience a near-ideal business situation: increasing demand and the ability to raise prices.

Based on this viewpoint, we took advantage of the drop in prices of insurance company stocks to increase our holdings, adding several of the world's major reinsurance firms to the portfolio: Munchener Ruckvers (Munich Re), Swiss Reinsurance, and Bermuda-based firms Ace Limited and XL Capital. (Insurance firms that write policies often use reinsurance firms to help them spread out their risks.) As a large part of the reinsurance industry is centered outside the United States, this was a case where the international nature of the fund enabled us to pursue opportunities that might not have been available to a purely domestic portfolio. As of the end of the period, nearly all of our insurance holdings had rebounded from their post-September 11 lows, and we feel the coming period may be a good one for the industry as a whole.

Our holdings in several other industries help demonstrate the big picture of our strategy of diversification across sectors. Utilities and communications stocks comprised the fund's largest sector weighting at the end of the period; about half of those holdings consisted of cellular phone service providers such as NTT DoCoMo in Japan and Vodafone in the United Kingdom. Although these stocks have been dragged down by the technology and telecommunications slump, we believe the long-term outlook for these industry leaders remains attractive as voice and data transmission increasingly go wireless.

Our holdings in basic materials, our second-largest sector, consisted of stocks in a small number of industries that we thought might be areas of relative strength in an uncertain market. Health care, our third-largest sector, is an area that has been -- and we think will continue to be -- characterized by above-average long-term growth. Our fourth-largest sector weighting, financial services, consisted of insurance holdings as discussed above, as well as some banks and diversified financial services firms. We view insurance as a cyclical industry that is in a very attractive part of its cycle.

Our four largest sectors each compose about 14% to 16% of portfolio assets. We also have smaller but significant holdings -- in the range of about 5% to 12% of assets -- in the consumer staples, technology, leisure, and energy sectors, and smaller positions in other sectors.

We believe there has been a strong element of consistency in our approach, in that most of the larger sectors at the end of the period were also large weightings at the beginning of the period and even a year ago. The major exception was the basic materials sector, which had risen from the seventh-largest sector 12 months ago to the fourth-largest sector at the beginning of the period and the second-largest sector at the end of the period. We think our holdings in this sector exemplify another element of our approach: sector weightings are driven by a bottom-up approach to individual stockpicking, rather than by a "macro" approach that attempts to pick sectors first and then select stocks within those sectors. What we strive to find, across all sectors, are individual companies that we believe will offer above-average growth.

Although the basic materials category encompasses areas such as mining, paper, chemicals, metals, and precious metals, our holdings in this sector consisted of just five opportunities that our analysts have uncovered in three industries: Swiss agricultural chemical firm Syngenta; Dutch pharmaceutical and chemical company Akzo Nobel; and three industrial gas firms: BOC Group in the United Kingdom, Linde in Germany, and L'Air Liquide in France.

As recently as October of 2000, Akzo Nobel was our only basic materials holding. Syngenta is a new company that was formed in late 2000 by combining the agricultural chemical divisions of two European pharmaceutical firms. Our research indicated this was a company with good long-term growth prospects, and we increased our holdings when it appeared to us that the market under-appreciated its potential.

We initiated our industrial gas holdings in late 2000 and early 2001 when these firms were out of favor with the market and were selling at relatively low valuations -- not because of problems with company fundamentals, but because their rather steady earnings growth rates in the low teens seemed less attractive than the dazzling growth of technology companies. In the wake of the global downturn, however, the market appears to be recognizing the value of companies that may deliver more moderate but perhaps more dependable earnings growth.

Respectfully,

/s/ David R. Mannheim                           /s/ Marcus L. Smith

    David R. Mannheim                               Marcus L. Smith
    Portfolio Manager                               Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David R. Mannheim is Senior Vice President and Director of Core Portfolio Management of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the global and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore investment products. David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, Director of International Equity Portfolio Management in 1999, and Director of Core Portfolio Management in August 2001. He is a graduate of Amherst College and the MIT Sloan School of Management.

Marcus L. Smith is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the international equity portfolios of our institutional accounts. Marcus joined MFS as a research analyst in 1994 after completing a Master of Business Administration degree at the Wharton School of Business of the University of Pennsylvania. He was named Investment Officer in 1996, Vice President in 1999, and portfolio manager in January 2001. Marcus graduated from Mount Union College in 1988 with degrees in computer science and business administration and worked as a systems integrator for a consulting firm in between college and graduate school. He is a First Lieutenant with the U.S. Army Reserve.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $52.7 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value.

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                            6 Months     1 Year    3 Years    5 Years     Life*
-------------------------------------------------------------------------------
Cumulative Total Return       -4.07%    -12.88%     +9.01%    +32.02%    +55.54%
-------------------------------------------------------------------------------
Average Annual Total Return      --     -12.88%     +2.92%    + 5.71%    + 7.75%
-------------------------------------------------------------------------------

* For the period from the commencement of the funvestment operations, January 30, 1996, through December 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Institutional International Equity Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                        NUMBER OF SHARES
                                                  ----------------------------
                                                                       WITHHOLD
NOMINEE                                                     FOR        AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                 3,724,323.169          --
John W. Ballen                                    3,724,323.169          --
Lawrence H. Cohn                                  3,724,323.169          --
J. David Gibbons                                  3,724,323.169          --
William R. Gutow                                  3,724,323.169          --
J. Atwood Ives                                    3,724,323.169          --
Abby M. O'Neill                                   3,724,323.169          --
Lawrence T. Perera                                3,724,323.169          --
William J. Poorvu                                 3,724,323.169          --
Arnold D. Scott                                   3,724,323.169          --
J. Dale Sherratt                                  3,724,323.169          --
Elaine R. Smith                                   3,724,323.169          --
Ward Smith                                        3,724,323.169          --

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                              NUMBER OF SHARES
--------------------------------------------------------------
For                                              3,724,323.169
Against                                                 --
Abstain                                                 --

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               3,724,323.169
Against                                                  --
Abstain                                                  --

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
For                                               3,724,323.169
Against                                                  --
Abstain                                                  --

ITEM 5. To change the investment policy relating to investment in common stocks and other types of securities from fundamental to non-fundamental. (Item 5 is not applicable for the MFS Institutional International Equity Fund.)

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending June 30, 2002.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
For                                               3,724,323.169
Against                                                  --
Abstain                                                  --

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Stocks - 96.6%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 96.6%
  Australia - 2.7%
    QBE Insurance Group Ltd. (Insurance)*                                282,044            $ 1,108,176
    Tabcorp Holdings Ltd. (Gaming)                                        67,700                340,811
                                                                                            -----------
                                                                                            $ 1,448,987
-------------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    ACE Ltd. (Insurance)                                                  12,900            $   517,935
    XL Capital Ltd. (Insurance)                                            3,500                319,760
                                                                                            -----------
                                                                                            $   837,695
-------------------------------------------------------------------------------------------------------
  Canada - 3.9%
    BCE, Inc. (Telecommunications)                                        43,590            $   985,977
    Canadian National Railway Co. (Railroad)                              15,149                731,394
    Quebecor World, Inc. (Printing & Publishing)                          15,530                350,010
                                                                                            -----------
                                                                                            $ 2,067,381
-------------------------------------------------------------------------------------------------------
  Denmark - 2.1%
    Danske Bank (Banks & Credit Cos.)                                     68,930            $ 1,106,209
-------------------------------------------------------------------------------------------------------
  France - 14.2%
    Aventis S.A. (Pharmaceuticals)                                        12,210            $   866,538
    Bouygues S.A. (Construction)                                          21,880                716,533
    Carrefour S.A. (Supermarket)                                           5,000                259,851
    Clarins S.A. (Consumer Products)                                       5,000                282,098
    Groupe Danone (Food & Beverage Products)                               2,480                302,352
    L'Air Liquide S.A. (Gas)                                               8,210              1,149,977
    Sanofi-Synthelabo S.A. (Medical & Health Products)                    20,040              1,494,455
    Technip S.A. (Construction)                                            6,309                842,157
    Total Fina Elf S.A., "B" (Oils)                                       10,930              1,560,147
                                                                                            -----------
                                                                                            $ 7,474,108
-------------------------------------------------------------------------------------------------------
  Germany - 3.2%
    Linde AG (Engineering)                                                23,580            $   954,765
    Munchener Ruckvers AG (Financial Services)                             2,780                754,422
                                                                                            -----------
                                                                                            $ 1,709,187
-------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*               22,325            $   152,926
-------------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Snam (Gas)                                                            99,910            $   264,062
-------------------------------------------------------------------------------------------------------
  Japan - 11.6%
    Asahi Breweries, Ltd. (Food & Beverage Products)                      79,000            $   711,109
    Canon, Inc. (Business Machines)                                       46,000              1,583,906
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                      79,000                916,178
    Fast Retailing Co. (Retail)                                            2,300                204,749
    Honda Motor Co., Ltd. (Automotive)                                    23,500                938,349
    NTT DoCoMo, Inc. (Telecommunications)                                     40                470,301
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                        21,000                631,699
    Shionogi & Co., Ltd. (Pharmaceuticals)                                22,000                376,241
    The Nikko Securities Co., Ltd. (Finance)                              62,000                276,912
                                                                                            -----------
                                                                                            $ 6,109,444
-------------------------------------------------------------------------------------------------------
  Netherlands - 12.4%
    Akzo Nobel N.V. (Chemicals)                                           53,400            $ 2,383,161
    Elsevier N.V. (Publishing)                                           116,880              1,381,273
    Koninklijke Philips Electronics N.V. (Electronics)                    29,898                888,116
    Libertel N.V. (Cellular Phones)*                                      79,700                732,655
    Unilever N.V. (Consumer Goods & Services)                             19,310              1,131,564
                                                                                            -----------
                                                                                            $ 6,516,769
-------------------------------------------------------------------------------------------------------
  Portugal - 0.7%
    Telecel Comunicacoes Pessoais, S.A. (Cellular Phones)                 48,090            $   385,158
-------------------------------------------------------------------------------------------------------
  Scotland - 2.0%
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                42,641            $ 1,036,285
-------------------------------------------------------------------------------------------------------
  Singapore - 0.8%
    DBS Group Holdings Ltd. (Financial Services)                          55,000            $   411,159
-------------------------------------------------------------------------------------------------------
  South Korea - 3.1%
    Korea Telecom Corp., ADR (Telecommunications)*                        16,240            $   330,159
    Samsung Electronics (Electronics)                                      4,670                999,563
    SK Telecom Ltd., ADR (Telecommunications)                             14,700                317,814
                                                                                            -----------
                                                                                            $ 1,647,536
-------------------------------------------------------------------------------------------------------
  Spain - 4.8%
    GasNatural SDG S.A. (Gas)                                             43,630            $   726,052
    Iberdrola S.A. (Utilities - Electric)                                 75,930                987,875
    Telefonica S.A. (Telecommunications)                                  59,300                793,149
                                                                                            -----------
                                                                                            $ 2,507,076
-------------------------------------------------------------------------------------------------------
  Sweden - 1.6%
    Saab AB, "B" (Aerospace)                                              90,203            $   859,035
-------------------------------------------------------------------------------------------------------
  Switzerland - 12.2%
    Converium (Insurance)                                                  4,170            $   202,832
    Nestle S.A. (Food & Beverage Products)                                 3,023                645,014
    Novartis AG (Medical & Health Products)                               37,200              1,345,308
    Swiss Reinsurance (Insurance)                                          7,500                754,927
    Syngenta AG (Chemicals)*                                              53,085              2,751,679
    Synthes-Stratec, Inc. (Medical & Health Products)*##                   1,020                702,780
                                                                                            -----------
                                                                                            $ 6,402,540
-------------------------------------------------------------------------------------------------------
  Thailand - 1.1%
    Advanced Info Service Public Co., Ltd. (Cellular Phones)             629,900            $   580,602
-------------------------------------------------------------------------------------------------------
  United Kingdom - 17.8%
    BOC Group PLC (Chemicals)                                             45,700            $   704,105
    Capital Radio PLC (Broadcasting)                                      17,240                193,576
    CGNU PLC (Insurance)*                                                 56,644                695,706
    Diageo PLC (Food & Beverage Products)*                               200,628              2,289,162
    GlaxoSmithKline (Pharmaceuticals)                                     40,900              1,024,292
    NEXT PLC (Retail)                                                     65,470                851,689
    Reckitt Benckiser PLC (Consumer Goods & Services)                     68,800              1,000,009
    Reuters Group PLC (Business Services)                                 63,970                632,267
    Smith & Nephew PLC (Medical Devices)                                  56,600                341,413
    Vodafone Group PLC (Telecommunications)                              621,965              1,624,987
                                                                                            -----------
                                                                                            $ 9,357,206
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $51,717,877)                                                 $50,873,365
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.8%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                          $     36            $    35,998
    Edison Asset Securitization LLC, due 1/02/02                             454                453,977
    General Electric Capital Corp., due 1/02/02                               54                 53,997
    New Center Asset Trust, due 1/02/02                                      758                757,962
    UBS Finance, Inc., due 1/02/02                                           206                205,990
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 1,507,924
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
-------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 01/02/02, total to
      be received $100,010 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account) at Cost                                   $    100            $   100,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $53,325,801)                                            $52,481,289

Other Assets, Less Liabilities - 0.4%                                                           194,966
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $52,676,255
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $53,325,801)              $52,481,289
  Cash                                                                      618
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         4,715,573
  Foreign currency, at value (identified cost, $923)                        947
  Receivable for investments sold                                        71,903
  Receivable for fund shares sold                                        16,508
  Interest and dividends receivable                                      72,520
  Receivable from investment adviser                                     79,295
  Other assets                                                            1,835
                                                                    -----------
      Total assets                                                  $57,440,488
                                                                    -----------
Liabilities:
  Collateral for securities loaned, at value                        $ 4,715,573
  Payable to affiliates -
    Management fee                                                        4,361
    Shareholder servicing agent fee                                          36
  Accrued expenses and other liabilities                                 44,263
                                                                    -----------
      Total liabilities                                             $ 4,764,233
                                                                    -----------
Net assets                                                          $52,676,255
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $62,374,661
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (844,545)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (8,938,814)
  Accumulated undistributed net investment income                        84,953
                                                                    -----------
      Total                                                         $52,676,255
                                                                    ===========
Shares of beneficial interest outstanding                            4,548,061
                                                                     =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $11.58
                                                                       ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   312,797
    Interest                                                             45,407
    Foreign taxes withheld                                              (42,645)
                                                                    -----------
      Total investment income                                       $   315,559
                                                                    -----------
  Expenses -
    Management fee                                                  $   197,401
    Trustees' compensation                                                2,100
    Shareholder servicing agent fee                                       1,967
    Administrative fee                                                    1,281
    Custodian fee                                                        49,744
    Printing                                                             18,007
    Auditing fees                                                        15,735
    Legal fees                                                            5,782
    Miscellaneous                                                        14,449
                                                                    -----------
      Total expenses                                                $   306,466
    Fees paid indirectly                                                 (3,430)
    Reduction of expenses by investment adviser                         (79,295)
                                                                    -----------
      Net expenses                                                  $   223,741
                                                                    -----------
        Net investment income                                       $    91,818
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(2,530,485)
    Foreign currency transactions                                       (33,053)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(2,563,538)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $   230,245
    Translation of assets and liabilities in foreign
      currencies                                                          2,329
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $   232,574
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(2,330,964)
                                                                    -----------
          Decrease in net assets from operations                    $(2,239,146)
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED             YEAR ENDED
                                                               DECEMBER 31, 2001          JUNE 30, 2001
                                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $    91,818            $   399,667
  Net realized loss on investments and foreign currency
    transactions                                                      (2,563,538)            (6,310,865)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                 232,574             (5,080,541)
                                                                     -----------            -----------
    Increase (decrease) in net assets from operations                $(2,239,146)           $(10,991,739)
                                                                     -----------            -----------
Distributions declared to shareholders -
  From net investment income                                         $  (379,590)           $  (675,102)
  From net realized gain on investments and foreign currency
    transactions                                                            --               (4,867,376)
  In excess of net realized gain on investments and foreign
    foreign currency transactions                                           --                  (86,166)
                                                                     -----------            -----------
    Total distributions declared to shareholders                     $  (379,590)           $(5,628,644)
                                                                     -----------            -----------
Net increase in net assets from fund share transactions              $   561,540            $10,428,759
                                                                     -----------            -----------
      Total increase in net assets                                   $(2,057,196)           $(6,191,624)
Net assets:
  At beginning of period                                              54,733,451             60,925,075
                                                                     -----------            -----------
  At end of period (including accumulated undistributed net
    investment income of $84,953 and $372,725, respectively)         $52,676,255            $54,733,451
                                                                     ===========            ===========

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                          SIX MONTHS ENDED         ---------------------------------------------------------------------------
                         DECEMBER 31, 2001               2001             2000             1999             1998           1997
                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                         $12.17             $16.38           $12.91           $13.88           $13.04         $10.96
                                    ------             ------           ------           ------           ------         ------
Income from investment operations# -
  Net investment income(S)          $ 0.02             $ 0.10           $ 0.28           $ 0.15           $ 0.14         $ 0.23
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency             (0.53)             (2.83)            3.75            (0.10)            1.12           2.23
                                    ------             ------           ------           ------           ------         ------
      Total from investment
        operations                  $(0.51)            $(2.73)          $ 4.03           $ 0.05           $ 1.26         $ 2.46
                                    ------             ------           ------           ------           ------         ------
Less distributions declared
  to shareholders -
  From net investment income        $(0.08)            $(0.18)          $(0.07)          $(0.22)          $(0.08)        $(0.13)
  From net realized gain on
    investments and foreign
    currency transactions             --                (1.28)           (0.49)           (0.80)           (0.34)         (0.25)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                      --                (0.02)            --               --               --             --
                                    ------             ------           ------           ------           ------         ------
      Total distributions
        declared to
        shareholders                $(0.08)            $(1.48)          $(0.56)          $(1.02)          $(0.42)        $(0.38)
                                    ------             ------           ------           ------           ------         ------
Net asset value - end of period     $11.58             $12.17           $16.38           $12.91           $13.88         $13.04
                                    ======             ======           ======           ======           ======         ======
Total return                         (4.07)%++         (17.46)%          31.38%            0.74%           10.13%         22.97%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                          0.86%+             0.86%            0.85%            0.87%            0.86%          0.87%
  Net investment income               0.35%+             0.70%            1.78%            1.18%            1.08%          1.98%
Portfolio turnover                      38%                65%              89%             109%              64%            76%
Net assets at end of period
  (000 Omitted)                    $52,676            $54,721          $60,925           $7,667          $12,477        $10,688

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the funds's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

        Net investment income       $ 0.00+++          $ 0.06           $ 0.24           $ 0.06           $ 0.07         $ 0.10
        Ratios (to average net assets):
          Expenses##                  1.16%+             1.11%            1.12%            1.54%            1.39%          2.01%
          Net investment income       0.05%+             0.45%            1.51%            0.51%            0.55%          0.84%

  + Annualized.
 ++ Not annualized.
+++ The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $4,506,983. These loans were collateralized by cash of $4,715,573 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     4,715,573          $4,715,573

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended June 30, 2001 and June 30, 2000 was as follows:

                                           JUNE 30, 2001        JUNE 30, 2000
-----------------------------------------------------------------------------
Distributions Paid from:
    Ordinary income                           $5,157,231           $  389,297
    Long-term capital gain                       471,413            1,023,600
                                              ----------           ----------
    Total Distributions Paid                  $5,628,644           $1,412,897
                                              ==========           ==========

At June 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $634,069 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2009.

As of June 30, 2001, the components of distributable earnings and accumulated losses on a tax basis were as follows:

                  Undistributed ordinary income $   379,154
                  Capital loss carryforward        (634,069)
                  Unrealized loss                (6,824,816)

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $19,739,955 and $19,068,348, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $53,398,014
                                                                 -----------
Gross unrealized depreciation                                    $(4,588,642)
Gross unrealized appreciation                                      3,671,917
                                                                 -----------
  Net unrealized depreciation                                    $  (916,725)
                                                                 ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                  SIX MONTHS ENDED DECEMBER 31, 2001          YEAR ENDED JUNE 30, 2001
                                ------------------------------------       ---------------------------
                                             SHARES           AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 191,190      $ 2,243,978         426,323       $ 5,787,122
Shares issued to shareholders in
  reinvestment of distributions              33,065          379,591         426,412         5,628,637
Shares redeemed                            (174,587)      (2,062,029)        (73,410)         (987,000)
                                           --------      -----------        --------       -----------
    Net increase                             49,668      $   561,540         779,325       $10,428,759
                                           ========      ===========        ========       ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $228 which is based on the average daily unused portion of the line of credit is included in interest expense. The fund had no significant borrowings during the period.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IIE-3 02/02 400